UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

United Therapeutics Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-26301	52-1984749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Spring Street
Silver Spring,
MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01 per share	UTHR	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On February 21, 2024, United Therapeutics Corporation (the Company) issued a press release setting forth its earnings and business updates for the quarter and year ended December 31, 2023.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosure.

On February 21, 2024, the Company issued a press release announcing that it had filed a lawsuit against the U.S. Food and Drug Administration (FDA) related to the amendment filed by Liquidia Technologies, Inc., to its pending New Drug Application for its inhaled treprostinil product, seeking to add an indication for pulmonary hypertension associated with interstitial lung disease.

A copy of the press release is attached as Exhibit 99.2.

Item 9.01.  Exhibits

This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d)  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated February 21, 2024, related to the Company's fourth quarter and full year 2023 earnings.
99.2	Press Release dated February 21, 2024, related to the Company's lawsuit against the FDA.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: February 21, 2024	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel